Exhibit 10.7

AMENDMENT TWO

To

LIMITED EXCLUSIVE

PATENT LICENSE AGREEMENT

For

DIAGNOSTIC KIOSK

For Food Safety, Water Quality Monitoring, and
Human/Veterinary Clinical Diagnostics

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

BIONOMICS DIAGNOSTICS, INC.,

a wholly-owned subsidiary of LexaGene Holdings, Inc.

LLNL Case No. TL02679.2

Lawrence Livermore National Laboratory
Innovation and Partnerships Office
P.O. Box 808, L-795, Livermore, CA 94551

August 4, 2017

Bionomics Diagnostics, Inc., a wholly-owned subsidiary LexaGene Holdings, Inc.	Diagnostic Kiosk Amendment Two

AMENDMENT TWO

August 4, 2017

to

License Agreement - LLNL Case Number TL02679.0

for Diagnostic Kiosk

between Bionomics Diagnostics, Inc. and Lawrence Livermore National Security, LLC

effective June 22, 2015

This Amendment Two to the License Agreement by and between Lawrence Livermore National Security, LLC ("LLNS") and Bionomics Diagnostics, Inc. ("LICENSEE") is effective as of the date of execution of this Amendment by the last signing Party. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS's Contract No DE-AC52-07NA27344 with the United States Department of Energy ("DOE") for the operation of the Lawrence Livermore National Laboratory ("LLNL").

This Amendment Two will update Exhibit A (LICENSED PATENTS), to remove IL11778B; and Exhibit B (RIGHTS GRANTED AN PERFORMANCE OBLIGATIONS), to modify the Performance Obligations. All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, LLNS and LICENSEE hereby amend the License Agreement as follows:

1.	Exhibit A (LICENSED PATENTS)

Delete Exhibit A in its entirety and replace with the following:

17GM0804	1	TL02679.2 Amendment Two

Bionomics Diagnostics, Inc., a wholly-owned subsidiary LexaGene Holdings, Inc.	Diagnostic Kiosk Amendment Two

EXHIBIT A- LICENSED PATENTS

The Licensed Patents are as follows:

UNITED STATES PATENTS:

Invention Disclosure Number	Patent Number	Title	Inventors	Issue Date
IL11778A	8,298,763	Automated High-Throughput Flow-Through Real-Time Diagnostic System	John Frederick Regan	10/30/12
IL11901A	8,828,716	Disposable and Removable Nucleic Acid Extraction and Purification Cartridges for Automated Flow-Through Systems	John Frederick Regan	9/9/14

17GM0804	2	TL02679.2 Amendment Two

Bionomics Diagnostics, Inc., a wholly-owned subsidiary LexaGene Holdings, Inc.	Diagnostic Kiosk Amendment Two

2.	Exhibit B (RIGHTS GRANTED AN PERFORMANCE OBLIGATIONS), Paragraph B.5 (Performance Obligations)

Delete Paragraph B.5 in its entirety and replace with the following:

B.5          Performance Obligations

B.5.1       LICENSEE will complete proof-of-concept prototype by January 31, 2018.

B.5.2	LICENSEE will achieve First Commercial Sale ("FCS") in the United States by June 30, 2019.

B.5.3	LICENSEE will achieve FDA clearance to enter the food safety and veterinary diagnostics markets in the United States by September 31, 2019.

B.5.4	LICENSEE will achieve cumulative sales of more than Ten Million Dollars ($10,000,000) within three (3) years of FCS.

B.5.5	LICENSEE will achieve FDA clearance to perform human clinical diagnostics in the United States by December 31, 2021.

B.5.6	The sales requirements specified above may , by mutual written consent of LICENSEE and LLNS, be amended and/or extended at the written request of LICENSEE to LLNS, based upon legitimate business reasons specified in reasonable detail in such written request.

B.5.7	The first progress report will be due on February 28, 2016.

B.5.8	LICENSEE will diligently proceed to commercially develop, file relevant regulatory applications for, and attempt to obtain relevant regulatory commercialization approvals with respect to the manufacturing, marketing, and sale of Licensed Products.

17GM0804	3	TL02679.2 Amendment Two

Bionomics Diagnostics, Inc., a wholly-owned subsidiary LexaGene Holdings, Inc.	Diagnostic Kiosk Amendment Two

LLNS and LICENSEE execute this Amendment, in duplicate originals, by their respective officers who are duly authorized on the day and year that is written.

BIONOMICS DIAGNOSTICS, INC., a wholly-owned subsidiary of LexaGene Holdings, Inc		LAWRENCE LIVERMORE NATIONAL SECURITY, LLC LAWRENCE LIVERMORE NATIONAL LABORATORY

By:	/s/ Jack Regan	By:	/s/ Richard Rankin
Name:	Jack Regan	Name:	Richard A. Rankin
Title:	CEO	Title:	Director, Innovation and Partnerships Office
Date Signed:	08/04/2017	Date Signed:	08/08/2017

17GM0804	4	TL02679.2 Amendment Two